SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 2, 2004


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  1-16783               95-4097995
(State or Other Jurisdiction      (Commission            (IRS Employer
     of Incorporation)            File Number)        Identification No.)


                          12401 West Olympic Boulevard,
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5. OTHER EVENTS

     Reference is made to the press release of VCA Antech, Inc. issued on August 2, 2004, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1 Press release dated August 2, 2004.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 2, 2004                              VCA Antech, Inc.



                                            /s/ Robert L. Antin
                                            -------------------------------
                                            By: Robert L. Antin
                                            Its: Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBITS

99.1 Press release dated August 2, 2004.